Exhibit 99.1

Advent Reports Revenue of $52.4 Million in Second Quarter, 18% Growth Over Prior Year

Company Achieves $17 Million in New Term Contract Bookings, 32% Increase Over Previous Year

SAN FRANCISCO – July 25, 2007 – Advent Software, Inc. (NASDAQ: ADVS), a leading provider of software and services to the investment management industry, announced today its financial results for the second quarter ended June 30, 2007.

“We are extremely pleased with the results achieved in the second quarter of this year,” said Stephanie DiMarco, Founder and Chief Executive Officer. “Comparing this quarter to the second quarter of 2006, the growth is exceptional: bookings are up 32% and revenues are up 18%. Operating profitability has improved significantly as we’re starting to see the leverage of the term license model flowing into our income statement. These results demonstrate the great momentum we’re seeing across our product suite as well as our focused commitment to execution, which we believe will continue to yield strong Company performance and improved financial results over the long term,” added DiMarco.

RESULTS

The Company reported total net revenues of $52.4 million for the second quarter of 2007, compared with $44.4 million in the second quarter of 2006.

Total expenses for the second quarter of 2007, including cost of revenues, were $49.3 million, compared with $43.9 million in the second quarter of 2006.

Income from operations for the second quarter of 2007 was $3.0 million, or 6% of revenue, compared with $0.5 million in the second quarter of 2006.

During the second quarter of 2007, the Company recognized interest income and other income, net of $3.9 million, primarily as a result of a gain on the sale of two equity investments.

Net income for the second quarter of 2007 was $5.1 million, compared with net income of $1.6 million for the second quarter of 2006.

Diluted earnings per share in the second quarter of 2007 were $0.18, which compares to diluted earnings per share of $0.05 in the second quarter of 2006.  Cash, cash equivalents and short-term investments totaled $34.1 million as of June 30, 2007, which compares to $97.2 million as of June 30, 2006.

Cash flow from operations in the second quarter of 2007 was approximately $12.0 million, compared with $12.1 million in the second quarter of 2006.

SECOND QUARTER HIGHLIGHTS

•                  Strong Term Contract Bookings:  Advent signed new term contract bookings totaling $17.0 million with an average term of 3.0 years, which compares with $12.9 million and an average term of 3.1 years in the second quarter of 2006. Since the start of the transition three years ago, Advent has sold more than $100 million in term contract value.

•                  Customer Momentum:  Advent saw continued demand for its products, adding a record 15 new customers for Geneva®, as well as 21 customers for Advent Portfolio Exchange® (APX) and more than 20 new customers for Moxy®.

•                  Product Investment and Innovation:  Advent launched Moxy® 6.0, the industry’s most widely used order management system. Moxy® 6.0 can better meet the needs of even the largest institutional asset management firms and high-net-worth asset managers, with features that include enhanced trading workflow, consolidated group trading, commission management functionality, and a new multi-tiered architecture. The Company is currently preparing for major new releases of its flagship portfolio accounting products, APX and Geneva®, as well as the release of a new trading compliance product.

•                  Completion of the Stock Repurchase Program:  Advent completed the repurchase of shares under the Stock Repurchase Program authorized by the Company’s Board of Directors on February 9, 2007. Advent repurchased 1.7 million shares of the Company’s common stock in the second quarter, for a total cash outlay of $61.0 million. The Company drew down $25 million of its $75 million revolving credit facility to help fund the repurchase of shares.

FINANCIAL GUIDANCE

Advent issued the following guidance for the third quarter of 2007:

•                  Revenues are projected to be in the range of $52 million to $54 million;

•                  Expenses are projected to be in the range of $51 million to $52 million. Included in expenses are approximately $1 million of expenses associated with the Advent  Conference, and approximately $4.6 million of amortization of developed technology and other intangibles, and stock-based compensation; and

•                  Diluted weighted average shares outstanding will increase by roughly 0.5% from the second quarter of 2007 level of 27.8 million shares to approximately 27.9 million shares, excluding the impact of any share repurchases.

Advent reiterates guidance for the full year 2007 as follows:

•                  Revenues are projected to be in the range of $206 million to $211 million;

•                  Term contract bookings are projected to be in the range of $54 million to $59 million;

•                  Operating cash flow is projected to be in the range of $54 million to $57 million; and

•                  Effective tax rate projected to be in the range of 30% to 35%.

INVESTOR CALL

Advent Software, Inc. will host its Q2 2007 quarterly earnings conference call at 5:00 p.m. Eastern time today. A Q2 2007 earnings presentation, including highlights and detailed financial information, is currently available on http://investor.advent.com. To participate via phone, please dial 888-812-3873 and request conference ID #7560312. A replay will be available through midnight, August 1, 2007, by calling 800-642-1687 and referencing conference ID #7560312. The conference call will also be web-cast and pod-cast live and then archived on http://investor.advent.com.

ABOUT ADVENT

Advent Software, Inc. (www.advent.com), a multi-national firm, has provided trusted solutions to the world’s leading financial professionals since 1983. Firms in 60 countries use Advent technology and manage investments totaling nearly US $14 trillion. Advent’s quality software, data, services and tools enable financial professionals to improve service and communication to their clients, allowing them to grow their business while controlling costs. Advent is the only financial services software company to be awarded the Support Center Practices certification for being a world-class support organization.

FORWARD-LOOKING STATEMENTS

The forward looking statements included in this presentation, which reflect management’s best judgment based on factors currently known, involve risks and uncertainties, and our actual results may differ materially from those discussed here. These risks and uncertainties include potential fluctuations in results and future growth rates, the successful development and market acceptance of new products and product enhancements, continued uncertainties and fluctuations in the financial markets, and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2006 annual report on Form 10-K/A. The company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events

Advent, Advent Portfolio Exchange, Geneva, Moxy and Advent Revenue Center are registered trademarks or marks of Advent Software, Inc. All other company names or marks mentioned herein are those of their respective owners.

# # #

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(Unaudited)

	June 30 2007	December 31 2006
ASSETS
Current assets:
Cash, cash equivalents and short-term investments	$34,060	$55,068
Accounts receivable, net	38,581	41,336
Deferred taxes, current	7,953	7,950
Prepaid expenses and other	15,520	12,685

Total current assets	96,114	117,039
Property and equipment, net	28,850	27,338
Goodwill	99,373	98,382
Other intangibles, net	5,266	6,294
Deferred taxes, long-term	75,592	75,594
Other assets, net	7,424	15,000

Total assets	$312,619	$339,647

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,682	$5,083
Accrued liabilities	21,472	22,992
Deferred revenues	93,494	84,260
Income taxes payable	6,544	4,989

Total current liabilities	126,192	117,324
Deferred income taxes	94	225
Deferred revenue, long-term	2,199	1,053
Long-term debt	25,000	—
Other long-term liabilities	12,252	11,418

Total liabilities	165,737	130,020

Stockholders’ equity:
Common stock	256	272
Additional paid-in capital	303,585	309,993
Accumulated deficit	(168,782)	(111,387)
Accumulated other comprehensive income	11,823	10,749

Total stockholders’ equity	146,882	209,627

Total liabilities and stockholders’ equity	$312,619	$339,647

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2007	2006	2007	2006

Net revenues:
Term license, maintenance and other recurring	$42,012	$34,185	$79,736	$65,357
Perpetual license fees	5,689	6,050	11,616	14,208
Professional services and other	4,675	4,125	9,003	8,451

Total net revenues	52,376	44,360	100,355	88,016

Cost of revenues (1):
Term license, maintenance and other recurring	9,048	8,382	18,080	16,299
Perpetual license fees	219	198	414	427
Professional services and other	6,415	5,150	12,288	10,074
Amortization of developed technology	322	263	686	657

Total cost of revenues	16,004	13,993	31,468	27,457

Gross margin	36,372	30,367	68,887	60,559

Operating expenses (1):
Sales and marketing	13,985	12,209	26,874	24,351
Product development	10,816	8,815	20,672	16,750
General and administrative	7,837	7,702	16,621	15,648
Amortization of other intangibles	466	1,020	940	1,999
Restructuring charges	227	124	789	265

Total operating expenses	33,331	29,870	65,896	59,013

Income from operations	3,041	497	2,991	1,546
Interest income and other income, net	3,868	1,051	4,386	2,397

Income before income taxes	6,909	1,548	7,377	3,943
Provision for (benefit from) income taxes	1,814	(55)	1,843	(1,062)

Net income	$5,095	$1,603	$5,534	$5,005

Net income per share:
Basic	$0.19	$0.05	$0.21	$0.17
Diluted	$0.18	$0.05	$0.20	$0.16

Weighted average shares used to compute net income per share:
Basic	26,519	29,847	26,950	30,299
Diluted	27,754	31,332	28,256	31,589

(1)  Includes stock-based employee compensation expense as follows:

Cost of term license, maintenance and other recurring revenues	$328	$271	$575	$529
Cost of professional services and other revenues	182	216	357	421
Total cost of revenues	510	487	932	950

Sales and marketing	1,167	1,242	2,136	2,385
Product development	900	781	1,637	1,525
General and administrative	1,005	965	2,123	1,789
Total operating expenses	3,072	2,988	5,896	5,699

Total stock-based employee compensation expense	$3,582	$3,475	$6,828	$6,649

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Six Months Ended June 30
	2007	2006
Cash flows from operating activities:
Net income	$5,534	$5,005
Adjustments to reconcile net income to net cash provided by operating activities:
Stock-based compensation	6,828	6,649
Depreciation and amortization	5,426	6,903
Loss on dispositions of fixed assets	49	121
Provision for doubtful accounts	51	396
Reduction of sales returns	(315)	(1,027)
(Gain) loss on investments	(4,265)	72
Other than temporary loss on private equity investment	585	—
Deferred income taxes	(132)	(296)
Other	(5)	(28)
Changes in operating assets and liabilities:
Accounts receivable	2,704	258
Prepaid and other assets	(2,833)	(4,581)
Accounts payable	599	(194)
Accrued liabilities	(718)	315
Deferred revenues	10,695	9,358
Income taxes payable	1,556	(1,572)

Net cash provided by operating activities	25,759	21,379

Cash flows from investing activities:
Net cash used in acquisitions	(1,022)	—
Purchases of property and equipment	(5,337)	(7,949)
Capitalized software development costs	(514)	(796)
Proceeds from sale of private equity investments	11,621	—
Purchases of marketable securities	—	(35,341)
Sales and maturities of marketable securities	24,921	69,446
Change in restricted cash	(359)	(1,200)

Net cash provided by investing activities	29,310	24,160

Cash flows from financing activities:
Proceeds from issuance of common stock	13,074	7,479
Proceeds from common stock issued under the employee stock purchase plan	1,829	1,427
Repurchase of common stock	(91,157)	(86,491)
Proceeds from long term borrowing	25,000	—

Net cash used in financing activities	(51,254)	(77,585)

Effect of exchange rate changes on cash and cash equivalents	58	64

Net change in cash and cash equivalents	3,873	(31,982)
Cash and cash equivalents at beginning of period	30,187	70,941

Cash and cash equivalents at end of period	$34,060	$38,959

1 © Advent Software, Inc. 2006 All rights reserved. Advent Software, Inc. Second Quarter 2007 Earnings Highlights July 25, 2007 Advent Investor Relations Contact: InvestorRelations@advent.com

2 © Advent Software, Inc. 2006 All rights reserved. Forward-Looking Statements The forward looking statements included in this presentation, which reflect management's best judgment based on factors currently known, involve risks and uncertainties, and our actual results may differ materially from those discussed here. These risks and uncertainties include potential fluctuations in results and future growth rates, the successful development and market acceptance of new products and product enhancements, continued uncertainties and fluctuations in the financial markets, and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2006 annual report on Form 10-K/A. The company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

3 © Advent Software, Inc. 2006 All rights reserved. Financial Highlights for Q2 2007 Operating Results Revenue at $52.4M, 18% growth year over year (YoY) Term License, Maintenance & Other Recurring 80% of Total Revenue Income from Operations (GAAP) $3.0M or 6% of revenue Includes $3.6M stock compensation and $0.8M Amortization These items represent 8% of Revenue Recorded $3.9M of other income, which included a $3.7M gain on sale of two equity investments, including our stake in LatentZero Net Income (GAAP) $5.1M; Diluted EPS $0.18 Term Bookings $17.0M, up 32% YoY Operating Cash Flow $12.0M, down 1% YoY Balance Sheet Deferred Revenue $95.7M, up $4.6M from Q1’07 and up $22.2M YoY Cash & equivalents of $34.1M Drew down $25M against line of credit

4 © Advent Software, Inc. 2006 All rights reserved. Highlights for Q2 2007 Launched Moxy 6.0 Added 87 new customers Sold 15 Geneva & 21 APX contracts, including migrations 90% perpetual maintenance renewal rate 80% of total revenues coming from recurring sources 1.7M shares were repurchased for $61M, completing share repurchase program Average price of $35.01 Investment to support growth, added 19 full time positions during the quarter, 16 in product development

5 © Advent Software, Inc. 2006 All rights reserved. Quarterly Revenue Trend ($M) Consistent revenue growth from large, diverse client base with high retention rate and transitioning to term model “G” represents Guidance provided 7/25/07 $44 $44 $46 $50 $48 $52 $52- $54 $0 $10 $20 $30 $40 $50 $60 Q1'06 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07 Q3'07G

Transition to Term Licensing ($M)

2007 Annual Bookings Guidance:

$54-$59M



Quarterly Term Contract Bookings
$20
$15
$10
$5
$0
$4.5
$1.4
$6.4
$4.0
$4.9
$7.5
$7.9
$12.9
$10.6
$17.5
$9.8
$17.0
Q3'04 Q4'04 Q1'05 Q2'05 Q3'05 Q4'05 Q1'06 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07



Quarterly Term Revenue
$15
$10
$5
$0
$1.1
$1.5
$1.8
$2.1
$2.5
$3.9
$6.1
$6.5
$7.0
$10.1
Q3'04 Q4'04 Q1'05 Q2'05 Q3'05 Q4'05 Q1'06 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07

6

© Advent Software, Inc. 2006 All rights reserved.

7 © Advent Software, Inc. 2006 All rights reserved. Revenue Performance ($M) In Q2’07 11% of total revenue coming from Europe, 11% from MicroEdge In Q2’07 $1.5M of Perpetual licenses fees from assets under administration (AUA) Q2’06 Q2’07 Growth Term Fees $3.9 $10.1 159% Perpetual Maintenance $20.2 $21.3 5% Other Recurring $10.1 $10.6 6% Term License, Maintenance & Other Recurring $34.2 $42.0 23% Perpetual License Fees $6.1 $5.7 (6%) Professional Services & Other $4.1 $4.7 13% Total Revenue $44.4 $52.4 18%

8 © Advent Software, Inc. 2006 All rights reserved. Deferred Revenue & Operating Cash Flow $M $M $74 $73 $85 $91 $96 $50 $60 $70 $80 $90 $100 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07 Deferred Revenue $12 $10 $15 $14 $12 $0 $5 $10 $15 $20 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07 Operating Cash Flow

9 © Advent Software, Inc. 2006 All rights reserved. P&L Highlights ($M) Q2’06 Q2’07 Growth Total Revenue $44.4 $52.4 18% Gross Profit $30.4 $36.4 20% Gross Margin % 68% 69% 1 pt Income from Operations (GAAP) $0.5 $3.0 512% Operating Margin (GAAP) 1% 6% 5 pts Included in above: $3.5 $3.6 3% $1.3 $0.8 (39%) Subtotal $4.8 $4.4 (8%) Percentage of Revenue 11% 8% Amortization Stock Compensation Expense

10 © Advent Software, Inc. 2006 All rights reserved. Term License Revenue & Expense Deferral ($M) Deferral is required because no revenue can be recognized until implementation services sold with term licenses are substantially complete. Implementation services and direct incremental expenses (labor, travel expenses and sales commissions) are deferred and spread over the life of a term contract, typically 3 years. FY05 Q1'06 Q2'06 Q3'06 Q4'06 FY06 Q1’07 Q2’07 FY07 YTD Term ($0.1) ($0.5) ($0.8) ($0.5) ($0.7) ($2.5) ($1.2) $0.8 ($0.4) Professional Services ($1.0) ($1.4) ($1.9) ($0.9) ($1.5) ($5.7) ($2.1) ($2.1) ($4.2) Total Revenue ($1.1) ($1.8) ($2.7) ($1.4) ($2.2) ($8.2) ($3.3) ($1.4) ($4.7) Cost of Services $0.4 $0.5 $0.8 $0.4 $0.6 $2.3 $0.8 $0.9 $1.7 Gross Margin Impact ($0.7) ($1.3) ($1.9) ($1.0) ($1.6) ($5.9) ($2.5) ($0.5) ($3.0) Sales & Marketing $0.0 $0.0 $0.1 $0.0 $0.1 $0.2 $0.1 $0.0 $0.1 Operating Margin Impact ($0.7) ($1.3) ($1.9) ($1.0) ($1.5) ($5.7) ($2.4) ($0.5) ($2.9) Operating Margin Impact (points) (0%) (3%) (4%) (2%) (3%) (3%) (5%) (1%) (3%)

11 © Advent Software, Inc. 2006 All rights reserved. 2007 Guidance ($M) $54-$57 Cash Flow from Operations $54-$59 Term License Contract Value (Bookings) $4.6 $51-$52 Total Expense (including Amortization & Stock Compensation Expense) $206-$211 $52-$54 Revenue Q3’07 FY07 Amortization & Stock Compensation